CUSIP No. 451033203	EXHIBIT 2

Amendment to Share Purchase Agreement dated June 26th, 2018, between Eastern Capital Limited and the Issuer, (Incorporated herein by reference to Exhibit 10.1 to the Issuer’s Form 8-K filed with the U.S. Securities and Exchange Commission on June 27th, 2018)